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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2002


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



              Delaware                             0-25581                            06-1528493
------------------------------------- ----------------------------------- -----------------------------------
  (State or other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)



         800 Connecticut Avenue, Norwalk, Connecticut           06854
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                 (Address of principal office)               (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9.    REGULATION FD DISCLOSURE.

         On January 7, 2002, priceline.com presented the attached materials at the Morgan Stanley Internet, Software & Networking Conference in Scottsdale, Arizona. The information set forth above is qualified in its entirety by reference to priceline.com's presentation materials which are attached hereto as
Exhibit 99.1 and incorporated herein by reference.

                  EXHIBITS.

                  99.1 Presentation materials presented at the Morgan Stanley Internet, Software & Networking Conference in Scottsdale, Arizona on January 7, 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRICELINE.COM INCORPORATED



                                           By:  /s/ Jeffery H. Boyd
                                               ------------------------------
                                               Name:  Jeffery H. Boyd
                                               Title:  President

Date:  January 7, 2002


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                                  EXHIBIT INDEX

                  EXHIBIT NO.       DESCRIPTION

                  99.1 Presentation materials presented at the Morgan Stanley Internet, Software & Networking Conference in Scottsdale, Arizona on January 7, 2002.